UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):     December 14, 2010

CHINA ARCHITECTURAL ENGINEERING, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33709	51-05021250
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Research Building, No.801 Wuzhong Road, Changzhou Science and Education Industrial Park Wujin District, Changzhou, Jiangsu, People’s Republic of China	213164
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	+86-519-86339908

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K/A is being filed to clarify that the number of shares of common stock subject to the Rule 10b5-1 pre-arranged stock trading plan is 200,000 shares of common stock, which takes into account the 1-for-4 reverse stock split that the Company effected on December 21, 2010.

Item 7.01            Regulation FD Disclosure.

KGE Group Limited entered into a pre-arranged stock trading plan dated December 14, 2010 in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, to sell shares of common stock in China Architectural Engineering, Inc. (the “Company”).  Pursuant to the terms of the trading plan, no more than 200,000 shares of common stock may be sold under the trading plan.  The foregoing number of shares subject to sale under the trading plan takes into account the 1-for-4 reverse stock split effected by the Company on December 21, 2010.  Luo Ken Yi is a director of KGE Group Limited and also owns approximately 70% of KGE Group Limited's issued and outstanding shares. In addition, KGE Holding Limited owns approximately 5% of the issued and outstanding shares of KGE Group Limited, of which is owned by Luo Ken Yi and his brother.  Luo Ken Yi is the president and a member of the Board of Directors of the Company.

Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, permits corporate officers and directors to adopt written pre-arranged stock trading plans when they are not in possession of material, non-public information. To the extent required, proposed and actual transactions will be disclosed publicly through Form 144 and Form 4 filings, respectively, with the Securities and Exchange Commission. The Form 4 filings also will be posted in the investor relations section of the Company's Web site. Except as may be required by law, the Company does not undertake to report on specific Rule 10b5-1 pre-planned stock trading plans of Company officers, nor to report modifications or terminations of the aforementioned 10b5-1 Plan or the plan of any other individual.

The information reported under Item 7.01 in this Current Report on Form 8-K shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2010	CHINA ARCHITECTURAL ENGINEERING, INC.

	By:	/s/ Andy Lu
		Name:	Andy Lu
		Title:	Acting Chief Financial Officer